EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for the period ended June 30, 2018 of OS Support, Inc., a Nevada corporation (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), I, Paramjit Mann, President and Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended; and

2.	The information contained in this Annual Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: June 15, 2020	By:	/s/ Paramjit Mann
Paramjit Mann
President and Director Principal Executive Officer Principal Financial Officer Principal Accounting Officer